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                              PANGEA SYSTEMS, INC.
                           1996 EQUITY INCENTIVE PLAN
                        AS ADOPTED AS OF AUGUST 19, 1996

         1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24 hereof.

         2.       SHARES SUBJECT TO THE PLAN.

                  2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 19 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,750,000 Shares. Subject to Sections 2.2 and 19 hereof, Shares will again be available for and issuance in connection with future Awards under this Plan that: (a) at subject to upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the Participants Exercise Price or Purchase Price, as the case may be, or (c) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, stock split, reverse stock split, subdivision, combination, or similar a change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted subject to any required action by the Board or the of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share will not be issued but will either be at Fair Market Value of such fraction of a Share or will be rounded up to the nearest as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants and advisors render bona fide

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services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

         4.       ADMINISTRATION

                  4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                  (c)      select persons to receive Awards;

                  (d)      determine the form and terms of Awards;

                  (e) determine the number of Shares or other subject to Awards;

                  (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or plan of the Company, or any Parent or Subsidiary of the Company;

                  (g)      grant waivers of Plan or Award conditions;

                  (h) determine the vesting. exercisability and payment of Awards;

                  (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement or any Exercise Agreement;

                  (j)      determine whether an Award has been earned;

                  (k) make all other determinations necessary or advisable for the administration of this Plan; and

                  (l) determine the date Options are forfeited or deemed to expire upon the exercise of any tandem SAR.


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                  4.2      COMMITTEE DISCRETION. Any determination made by the
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to each option, the Exercise Price of each Option, the period during which each Option may be exercised, and all other terms, and conditions of each Option, subject to the following:

                  5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified b the Committee. The Stock Option Agreement and a copy of this Plan will be delivered by the Participant within a reasonable time after the granting of the Option.

                  5.3 EXERCISE PERIOD. Options may be exercisable immediately (subject to repurchase pursuant to Section 13 hereof) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing Option; PROVIDED, HOWEVER, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholders") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the Options to become exercisable at one time; or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an


                                       3
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ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 hereof.

                  5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

                  5.6 TERMINATION. Subject to earlier termination pursuant to Section 19.1 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant is Terminated for any reason except death, Disability or for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period, not less than thirty (30) days, as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO, but any event, no later than the expiration date of the Options.

                  (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability or for Cause), then Participant's Options may be exercised to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period, not less than (6) months, as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after


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

                           the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO, but in any event no later than the expiration date of the Options.

                  (c) If the Participant is terminated for Cause, then Participant's options shall expire on such Participant's Termination Date, or at such later time and on such conditions as determined by the Committee.

                  5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, or of a SAR not granted in tandem with an Option (including a SAR that can be settled in cash), provided that such minimum number will not prevent Participant from exercising the Option or SAR for the full number of Shares for which it is then exercisable.

                  5.8 LIMITATIONS ON ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time a by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000.00. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000.00, then the Options for the first, $100,000.00 worth of Shares to become exercisable in such calendar year be ISOs and the Options for the amount in excess of $100,000.00 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted the effective date of such amendment.

                  5.9 MODIFICATION, EXTENSION OF RENEWAL. The Committee may modify or renew outstanding Options and authorize the grant of new Options in substitution or, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.


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

                  5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

         6.       STOCK APPRECIATION RIGHTS.

                  6.1 GRANT. Subject to the terms and conditions of this Plan, the Committee may grant a SAR to any Participant either (a) in tandem with the grant of an ISO, (b) in tandem with the grant of an NQSO or (c) independent of the grant of an ISO or NQSO. Each grant of a SAR which is in tandem with the grant of an ISO or an NQSO will be evidenced by the same Award Agreement as the ISO or NQSO which is granted in tandem with such SAR and such SAR will relate to the same number of Shares as such Option. Each SAR which is granted independent of an ISO or NQSO will be evidenced by a separate Award Agreement which will state the number of Shares to which such SAR will relate and such other terms and conditions as the Committee in its sole discretion deems are consistent with the terms of this Plan, including conditions on the exercise of such SAR which relate to the employment of the Participant or the requirement that the Participant exchange a prior outstanding Option and/or SAR.

                  6.2 PAYMENT AT EXERCISE. Upon the exercise of a SAR in accordance with the terms of the related Award Agreement, the Participant will (subject to the terms and conditions of this Plan and such Award Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price for the number of Shares of the SAR being exercised at that time over the SAR Grant Price for such Shares. Such payment may be made in whole Shares or in cash, or partially in Shares and partially in cash, as determined under the Award Agreement. If payment is made in whole or in part in Shares, such Shares will be valued for this purpose at the SAR Exercise Price, and any payment in Shares which calls for a payment in a fractional Share automatically will be paid in cash based on such valuation.

                  6.3 SPECIAL TERMS AND CONDITIONS. Each Award Agreement which evidences the grant of a SAR will incorporate such terms and conditions as the Committee in its absolute discretion are consistent with the terms of this Plan and the Award Agreement for the ISOs and NQSOs, if any, granted in tandem with such SAR except that (a) if a SAR is in tandem with an ISO or a NQSO, the SAR will be exercisable only when the related ISO or NQSO is exercisable and (b) the Participant's right to exercise a SAR granted in tandem with an ISO or NQSO will be forfeited to the extent that the Participant exercises the related ISO or NQSO and the Participant's right to exercise the ISO or NQSO will be forfeited to the extent Participant exercises the related SAR, but any such forfeiture will not count as a forfeiture for purposes of making the Shares subject to such Option or SAR again available for use under Section 2 hereof.

         7. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid, the restrictions to which the Share will be subject and all other term and conditions of the Restricted Stock Award, subject to the following:

                  7.1 FORM OF RESTRICTED STOCK. All purchases under a Restricted Stock, Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the term and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                  7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 9 hereof.

                  7.3 RESTRICTIONS. Restricted Stock Awards will be subject to the restrictions set forth in Section 13 of this Plan or such other restrictions (if any) as the Committee may impose.

         8.       STOCK BONUSES.

                  8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to


                                       7
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the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine; PROVIDED, HOWEVER, that performance-based bonuses shall be restricted to individuals earning at least $60,000.00 per year and of adequate sophistication and sufficiently empowered to achieve the performance goals.

                  8.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate; to reflect the impact of or extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                  8.4 TERMINATION DURING PERFORMANCE. If a Participant is Terminated during a Performance Period for any reason, and such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus, only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

         9.       PAYMENT FOR SHARE PURCHASES.

                  9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and when permitted by law:


                                       8
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                  (a)      by cancellation of indebtedness of the Company to the
                           Participant;

                  (b) at the discretion of the Committee, by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market and (3) are clear of all liens, claims, encumbrances or security interests;

                  (c) at the discretion of the Committee, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                  (d) by waiver of compensation due or accrued to the Participant for services, tendered;

                  (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer, the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or


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                  (f)      by any combination of the foregoing.

                  9.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         10.      WITHHOLDING TAXES.

                  10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, an amount sufficient to satisfy federal, state and local withholding tax requirements shall be withheld from such payment by the Company.

                  10.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability m connection with the exercise or vesting of any Award that is subject tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the Minimum Amount to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

         11.      PRIVILEGES OF STOCK OWNERSHIP.

                  11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a shareholder with respect to any Shares until the Share are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect, to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; PROVIDED, FURTHER, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the purchase price or Exercise Price pursuant to Section 13 hereof.

                  11.2 FINANCIAL STATEMENTS. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; PROVIDED, HOWEVER, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         12. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

         13. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all or a portion of the Shares that a Participant (or a subsequent transferee may propose to transfer to a third party, and/or (b) a right to repurchase all or a portion of the Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after Participant's Termination Date for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be, PROVIDED that to the extent the Participant is not an officer, director or consultant of the Company, such right of repurchase described, in this subparagraph 13(b) lapses at the rate of at least twenty percent (20%) per year over five (5) years from: (A) the date of grant of the Option or (B) in the case of Restricted Stock, the date the Participant purchases the Shares. The right of first refusal will terminate when the Company's securities become publicly traded.

         14. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable state or federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         15. ESCROW; PLEDGE OF SHARES. To enforce the Company's right of repurchase set forth in Section 13 on a Participant's Shares that are not Vested (as defined in the Award Agreement), the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments, of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated the Company to hold in escrow until such right of repurchase shall have lapsed or terminated (PROVIDED, HOWEVER, that such Shares will be retained in escrow so long as such Shares secure any debts to the Company), and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the Promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         16. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also an the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption or completion of any registration other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to


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

continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         19.      CORPORATE TRANSACTIONS.

                  19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted this Plan are assumed, convened or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent or Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 19.1. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Section 19.1, then notwithstanding any other provision in this Plan to the contrary, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

                  19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, dissolution, liquidation or sale of assets.

                  19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         20. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "Effective Date"). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Pan), consistent with applicable laws, within twelve
(12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; PROVIDED, HOWEVER, that (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company, and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled and any purchase of Shares hereunder will be rescinded.

         21. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, ten (10) years after the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

         22. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, PROVIDED, HOWEVER, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

         23. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "Award" means any award under this Plan, including any Option, Restricted Stock Award, Stock Bonus or SAR.

         "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "Board" means the Board of Directors of the Company.

         "Cause" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud or any unlawful use by the Participant of drugs or other controlled substances, (ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company and the Participant regarding the terms of the Participant's service as an employee, director, consultant, independent contractor or adviser to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director, consultant, independent contractor or adviser of the Company or a Parent or Subsidiary of the Company, other than as a result of being Disabled, or a branch of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is injurious to the financial condition or business reputation of, or is otherwise materially injurious to the Company or a Parent or Subsidiary of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

         "Company" means Pangea Systems, Inc. or any successor corporation.

         "Disability' means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street
Journal:

                  (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal.

                  (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported by The Wall Street Journal; (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

         "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "Option" means an award of an option to purchase Shares pursuant to
Section 5 hereof.

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of such corporations other than the

Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Participant" means a person who receives an Award under this Plan.

         "Plan" means this Pangea Systems, Inc. 1996 Equity Incentive Plan, as amended from, time to time.

         "Purchase Price" means the price at which a Participant may purchase Restricted Stock.

         "Restricted Stock Award" means an award of Shares pursuant to Section 7 hereof.

         "SAR" or "Stock Appreciation Right" means the contractual right granted to a Participant pursuant to Section 6.1 hereof to receive a payment upon the exercise of such right which reflects the appreciation in the Fair Market Value of the number of Shares for which such right was granted during the period beginning on the date of grant and ending on the date such SAR is exercised.

         "SAR Exercise Date" means the date on which the exercise of an SAR occurs under the related Award Agreement.

         "SAR Exercise Price" means the Fair Market Value of a Share on the SAR Exercise Date.

         "SAR Grant Price" means the price which would have been the Exercise Price for one Share if the SAR had been granted as an Option or, if the SAR is granted in tandem with an Option, the Exercise Price for the related Option.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of the Company's Common Stock, no par value, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 19 hereof, and any successor security.

         "Stock Bonus" means an award of Shares, or cash in lien of Shares, pursuant to Section 8 hereof.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the Termination Date").

         "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

         "Vested Shares" means "Vested Shares" as defined in the Award
Agreement.